================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 14, 2008

                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

               000-25771                                   13-3951476
        (Commission File Number)               (IRS Employer Identification No.)

   50 ROCKEFELLER PLAZA, NEW YORK, NY                        10020
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 492-1100

          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 14, 2008, Richard J. Pinola, age 62, resigned from the Board of Directors of Corporate Property Associates 14 Incorporated (the "registrant") and all committees thereof of which he is a member. Mr. Pinola also served as the chairman of the Audit Committee of the Board of Directors of the registrant. Mr. Pinola will remain an independent director and Chairman of the Audit Committee of the Boards of Directors of Corporate Property Associates 16 -- Global Incorporated and Corporate Property Associates 17 -- Global Incorporated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Corporate Property Associates 14 Incorporated





Date: April 16, 2008          By: /s/ Mark J. DeCesaris
                                  ----------------------------------------------
                                   Mark J. DeCesaris
                                   Managing Director and
                                   acting Chief Financial Officer